Columbia Bancorp Reports a 26% Increase in
                     Net Income for the Third Quarter 2003



    COLUMBIA, Md., Oct. 16 /PRNewswire-FirstCall/ -- Columbia Bancorp
(Nasdaq: CBMD), parent company of The Columbia Bank (the "Bank"), today announced net income for the third quarter 2003 of $3.44 million ($.47 per diluted share) compared to $2.74 million ($.38 per diluted share) for the third quarter 2002, a 25.7% increase. Returns on average equity for the third quarter 2003 and 2002 were 16.56% and 14.62%, respectively. Returns on average assets for the third quarter 2003 and 2002 were 1.36% and 1.17%, respectively.

    Net income for the nine months ended September 30, 2003 totaled $8.77 million ($1.19 per diluted share) compared to $7.39 million ($1.02 per diluted share) for 2002, an increase of 18.6%. Returns on average equity were 14.63% and 13.72% for the nine months ended September 30, 2003 and 2002, respectively. Returns on average assets were 1.21% and 1.12% for the nine-month periods of 2003 and 2002, respectively.


    THIRD QUARTER FINANCIAL HIGHLIGHTS

      -- Loans grew to $797.1 million at September 30, 2003, an increase of $132.4 million or 19.9% since September 30, 2002.

      -- Net recoveries during the quarter totaled $695,000, or .36% of average loans, and included a single recovery totaling $746,000 which related to a commercial loan relationship partially charged-off in a prior year.

      -- Credit quality remained strong with nonperforming assets and past due loans totaling only $1.1 million, or .11% of total assets.

      -- Mortgage banking activity was exceptionally strong with gains on sales of mortgage loans reaching a record quarterly level of $1.2 million, an increase of 184.9% compared to the third quarter 2002. Originations of retail construction and mortgage loans totaled $124.3 million during the third quarter 2003, up from $73.7 during the same period in 2002. Growth in mortgage banking revenue has been substantially fueled by refinancing activity, which is heavily dependent on mortgage interest rates. The Company expects refinancing activity to slow over time as the number of homeowners who may benefit from refinancing declines and mortgage interest rates rise. However, the Company anticipates continued relative strength in originations of construction and first mortgage loans as a result of its focus on core residential real estate business development activities.

    DETAILED REVIEW OF FINANCIAL PERFORMANCE


    Total assets at September 30, 2003 were $1.01 billion, representing growth of $22.6 million or 2.3% since September 30, 2002. Loans, net of unearned income, totaled $797.1 million compared to $664.7 million at September 30, 2002, representing growth of $132.4 million or 19.9%. Growth in the loan portfolio since the end of the third quarter 2002 was supported by strength in the Company's real estate development and construction, commercial, and commercial mortgage portfolios, which increased $56.0 million (28.9%), $46.7 million (23.8%) and $18.0 million (16.1%), respectively. Activity in the Company's consumer loan portfolio was also strong during the one-year period in spite of unusual payoff activity associated with mortgage refinancing. Net growth in the consumer portfolio totaled $9.8 million or 6.6%. Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 1.3% to $902.2 million at September 30, 2003. As anticipated, balances maintained by title companies declined at quarter-end as mortgage rates increased from historically low levels and mortgage refinancing activity slowed. Shareholders' equity climbed 11.8% to $83.1 million at September 30, 2003.

    Operating performance through September 30, 2003 was primarily influenced by growth in net interest income and improved fee income. Net interest income increased 11.1% during the third quarter 2003 and 10.0% during the nine months ended September 30, 2003 as compared to the corresponding periods of 2002 as a result of continued growth in the loan portfolio. Also, as a result of a change in mix of earning assets and successful efforts to aggressively lower the cost of interest-bearing customer funding sources, the net interest margin
(FTE) increased five basis points to 4.39% during the third quarter 2003 as compared to the third quarter 2002. The Company remained asset sensitive at September 30, 2003. Growth in noninterest income during 2003 reflected continued strength in fee-based services, and included growth in gains on sales of mortgage loans (up $758,000 and $1.4 million during the quarter and nine months of 2003 compared to 2002), fees charged for deposit services (up $170,000 and $371,000 for the quarter and nine months 2003) and commissions on the sales of financial services (up $119,000 and $246,000 during the quarter and nine months 2003). Total operating income, representing net interest income plus noninterest income, increased 18.8% and 15.1% during the quarter and nine months ended September 30, 2003, respectively, as compared to the corresponding periods of 2002, while noninterest expense increased a lesser 16.9% and 12.4% during each period. As a result of the successful leveraging of the Company's overhead infrastructure, the efficiency ratio (FTE) improved to 58.8% during the quarter ended September 30, 2003 and 59.7% during the nine months ended September 30, 2003.

    Asset quality remained very strong at September 30, 2003, with nonperforming assets totaling $1.1 million. As of September 30, 2003, nonperforming assets represented only .11% of total assets. Net recoveries totaled $695,000, or .36% (annualized) of average loans, during the third quarter. Net recoveries for the nine months ended September 30, 2003 totaled $671,000, or .12% (annualized) of average loans. As a result of the significant loan growth during the first nine months of 2003, mitigated by the recovery of $746,000 during the third quarter, the provision for loan losses increased from $800,000 in 2002 to $1.1 million in 2003. At September 30, 2003, the allowance for credit losses totaled $10.6 million, or 1.32% of loans, compared to $8.8 million, or 1.33% of loans, at September 30, 2002.


    ABOUT COLUMBIA BANCORP

    Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol "CBMD".


    NON-GAAP PRESENTATION

    This press release includes disclosure and discussion of the net interest margin and efficiency ratio which are reported on a fully tax-equivalent basis ("FTE"). These ratios are non-GAAP financial measures as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income and noninterest expenses. The GAAP-based net interest margin is calculated as net interest income divided by average earning assets. The GAAP-based efficiency ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. The net interest margin (FTE) and efficiency ratio (FTE) add a tax-equivalent adjustment to net interest income to reflect the added benefit of tax-free loans and investments. The non-GAAP net interest margin (FTE) was 4.39% and 4.34% for the quarters ended September 30, 2003 and 2002, respectively. The comparable GAAP-based net interest margins were 4.34% and 4.29%. The non-GAAP net interest margin (FTE) was 4.41% and 4.43% for the nine months ended September 30, 2003 and 2002, respectively. The GAAP-based net interest margin was 4.36% and 4.39% for the comparable periods. The non-GAAP efficiency ratio
(FTE) was 58.81% and 59.81% for the quarters ended September 30, 2003 and 2002, respectively. The GAAP-based efficiency ratio was 59.33% and 60.29% for the same periods. The non-GAAP efficiency ratio (FTE) was 59.70% and 61.32% for the nine months ended September 30, 2003 and 2002, respectively. The GAAP-based efficiency ratio was 60.27% and 61.75% for the same periods. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.


    FORWARD-LOOKING STATEMENTS

    This press release contains forward-looking statements of goals, intentions and expectations concerning or based upon economic conditions, interest rates and other matters which are subject to significant uncertainties. Because of these uncertainties and the assumptions on which the statements in this press release are based, Columbia Bancorp's actual future results may differ materially from those expressed herein. Investors are cautioned not to place undue reliance on any forward-looking statements. Also, past results of operations may not be indicative of future results.



                                 COLUMBIA BANCORP
                               Financial Highlights
                   (Dollars in Thousands Except Per-Share Data)

                                             As of and Nine Months Ended
                                                    September 30,
                                         2003            2002      % Change
                                                     (unaudited)
    SUMMARY OF OPERATING RESULTS:
      Tax equivalent interest income   $38,604         $39,503      (2.3%)
      Interest expense                   8,229          11,989     (31.4%)
        Tax equivalent net interest
         income                         30,375          27,514      10.4%
      Tax equivalent adjustment            352             225      56.4%
        Net interest income             30,023          27,289      10.0%
      Provision for credit losses        1,050             800      31.3%
      Noninterest income                 7,115           4,966      43.3%
      Noninterest expense               22,383          19,916      12.4%
        Income before taxes             13,705          11,539      18.8%
      Income tax provision               4,934           4,145      19.0%
      Net income                         8,771           7,394      18.6%

    PER SHARE DATA:
      Net income:
        Basic                            $1.23           $1.04      18.3%
        Diluted                          $1.19           $1.02      16.7%
      Average number of shares
       outstanding:
        Basic                        7,123,776       7,098,390       0.4%
        Diluted                      7,351,233       7,255,752       1.3%
      Book value, at period end         $11.65          $10.48      11.1%
      Tangible book value, at
       period end                        11.65           10.48      11.1%
      Cash dividends declared           $0.375            0.33      13.6%

    PERIOD END DATA:
      Loans, net of unearned income   $797,108        $664,688      19.9%
      Investment securities and
       securities available-for-sale   142,048         178,112     (20.2%)
      Assets                         1,013,492         990,902       2.3%
      Noninterest-bearing deposits     190,576         169,726      12.3%
      Interest-bearing deposits        584,401         557,675       4.8%
        Total deposits                 774,977         727,401       6.5%
      Customer funding sources (a)     902,188         890,807       1.3%
      Stockholders' equity              83,132          74,385      11.8%

    PERFORMANCE RATIOS:
      Return on average assets           1.21%           1.12%
      Return on average stockholders'
       equity                           14.63%          13.72%
      Net interest margin (FTE)          4.41%           4.43%
      Efficiency ratio (FTE)(c)         59.70%          61.32%

    CAPITAL RATIOS:
      Period-end capital to
       risk-weighted assets:
        Tier 1                           9.31%           9.50%
        Total                           10.49%          10.63%
      Period-end tier 1 leverage ratio   8.30%           8.00%

    ASSET QUALITY:
      Net recoveries (charge-offs)        $671             $15    4373.3%
      Nonperforming assets:
        Nonaccrual loans                   974             710      37.2%
        Restructured loans                   -               -         na
        Loans 90+ days past due and
         accruing                          127             219     (42.0%)
        Other real estate owned              -             443    (100.0%)
          Total nonperforming assets and
           past due loans                1,101           1,372     (19.8%)
      Allowance for credit losses to
       loans, net of unearned income,
       at period-end                     1.32%           1.33%
      Nonperforming and past-due loans
       to total loans, net of unearned
       income, at period-end             0.14%           0.14%
      Nonperforming assets and past-due
       loans to total assets, at
       period-end                        0.11%           0.14%
      Annualized net recoveries
       (charge-offs) to average loans,
       net of unearned income            0.12%           0.00%


                                             As of and Three Months Ended
                                                    September 30,
                                         2003            2002      % Change
                                                     (unaudited)

    SUMMARY OF OPERATING RESULTS:
      Tax equivalent interest income   $13,169         $13,490      (2.4%)
      Interest expense                   2,559           3,961     (35.4%)
        Tax equivalent net interest
         income                         10,610           9,529      11.3%
      Tax equivalent adjustment            118              89      32.6%
        Net interest income             10,492           9,440      11.1%
      Provision for credit losses            -              42    (100.0%)
      Noninterest income                 2,737           1,700      61.0%
      Noninterest expense                7,849           6,716      16.9%
        Income before taxes              5,380           4,382      22.8%
      Income tax provision               1,937           1,643      17.9%
      Net income                         3,443           2,739      25.7%

    PER SHARE DATA:
      Net income:
        Basic                            $0.48           $0.39      23.1%
        Diluted                          $0.47           $0.38      23.7%
      Average number of shares
       outstanding:
        Basic                        7,137,668       7,099,666       0.5%
        Diluted                      7,387,088       7,271,809       1.6%
      Book value, at period end             na              na         na
      Tangible book value, at period end    na              na         na
      Cash dividends declared           $0.125            0.11      13.6%

    PERIOD END DATA:
      Loans, net of unearned income
      Investment securities and securities
       available-for-sale
      Assets
      Noninterest-bearing deposits
      Interest-bearing deposits
        Total deposits
      Customer funding sources (a)
      Stockholders' equity

    PERFORMANCE RATIOS:
      Return on average assets           1.36%           1.17%
      Return on average stockholders'
       equity                           16.56%          14.62%
      Net interest margin (FTE)          4.39%           4.34%
      Efficiency ratio (FTE)(c)         58.81%          59.81%

    CAPITAL RATIOS:
      Period-end capital to risk-weighted assets:
        Tier 1
        Total
      Period-end tier 1 leverage ratio

    ASSET QUALITY:
      Net recoveries (charge-offs)        $695           $(61)    1239.3%
      Nonperforming assets:
        Nonaccrual loans
        Restructured loans
        Loans 90+ days past due and accruing
        Other real estate owned
          Total nonperforming assets
           and past due loans
      Allowance for credit losses to loans,
       net of unearned income, at period-end
      Nonperforming and past-due loans to
       total loans, net of unearned income,
       at period-end
      Nonperforming assets and past-due
       loans to total assets, at
       period-end
      Annualized net recoveries (charge-offs)
       to average loans, net of
       unearned income                   0.36%         (0.04%)



                                 COLUMBIA BANCORP
                               Financial Highlights
                   (Dollars in Thousands Except Per-Share Data)

                                             As of and Nine Months Ended
                                                    September 30,
                                         2003            2002      % Change
                                                     (unaudited)

    NONINTEREST INCOME AND EXPENSE BREAKDOWN:
      Noninterest income:
        Fees charged for deposit
         services                       $2,988          $2,617      14.2%
        Gains on sales of mortgage
         loans, net of costs             2,633           1,208     118.0%
        Net income (loss) on other real
         estate owned                       20              98     (79.6%)
        Gain on sale of investment
         securities                         28               -       0.0%
        Financial Services sales           456             210     117.1%
        Other noninterest income           990             833      18.8%
                                         7,115           4,966      43.3%
      Noninterest expenses:
        Salaries and employee benefits  12,150          10,773      12.8%
        Occupancy, net                   2,818           2,481      13.6%
        Equipment                        1,444           1,398       3.3%
        Data processing                  1,457           1,164      25.2%
        Marketing                          839             690      21.6%
        Other noninterest expenses       3,675           3,410       7.8%
                                        22,383          19,916      12.4%

    AVERAGE BALANCES:
      Federal funds sold and
       interest-bearing deposits(b)    $30,745         $11,105     176.9%
      Investment securities and
       securities available-for-sale   147,375         175,660     (16.1%)
      Loans, net of unearned income    723,764         636,987      13.6%
      Loans originated for sale (b)     18,678           6,866     172.0%
      Total earning assets             920,562         830,618      10.8%
      Total assets                     965,682         882,487       9.4%
      Interest-bearing deposits:
        NOW accounts                    90,228          71,981      25.3%
        Savings and money market
         accounts                      196,657         169,761      15.8%
        Time deposits                  276,680         274,931       0.6%
      Noninterest-bearing deposits     170,472         145,959      16.8%
      Total deposits                   734,037         662,632      10.8%
      Short-term borrowings (b)        120,011         122,890      (2.3%)
      Long-term borrowings              20,000          20,000       0.0%
      Total interest-bearing
       liabilities                     703,576         659,563       6.7%
      Stockholders' equity              80,168          72,033      11.3%

    YIELD ANALYSIS:
      Federal funds sold and
       interest-bearing deposits         1.14%           1.69%
      Investment securities and securities
       available-for-sale (FTE)          4.55%           5.06%
      Loans, net of unearned
       income (FTE)                      6.00%           6.79%
      Total yield on earning
       assets (FTE)                      5.61%           6.36%

      Interest-bearing deposits
        NOW accounts                     0.13%           0.24%
        Savings and money market
         accounts                        0.60%           1.35%
        Time deposits                    2.81%           3.83%
      Short-term borrowings              0.70%           1.59%
      Long-term borrowings               5.27%           5.34%
      Total cost of interest-bearing
       liabilities                       1.56%           2.43%


                                             As of and Three Months Ended
                                                    September 30,
                                         2003            2002      % Change
                                                     (unaudited)

    NONINTEREST INCOME AND EXPENSE BREAKDOWN:
      Noninterest income:
        Fees charged for deposit
         services                       $1,056            $886      19.2%
        Gains on sales of mortgage
         loans, net of costs             1,168             410     184.9%
        Net income (loss) on other real
         estate owned                      (21)             17    (223.5%)
        Gain on sale of investment
         securities                         28               -       0.0%
        Financial Services sales           208              89     133.7%
        Other noninterest income           298             298       0.0%
                                         2,737           1,700      61.0%
      Noninterest expenses:
        Salaries and employee benefits   4,315           3,495      23.5%
        Occupancy, net                     973             843      15.4%
        Equipment                          500             439      13.9%
        Data processing                    563             400      40.8%
        Marketing                          272             202      34.7%
        Other noninterest expenses       1,226           1,337      (8.3%)
                                         7,849           6,716      16.9%

    AVERAGE BALANCES:
      Federal funds sold and
       interest-bearing deposits(b)    $23,355         $21,830       7.0%
      Investment securities and
       securities
       available-for-sale              139,201         176,965     (21.3%)
      Loans, net of unearned income    772,604         658,158      17.4%
      Loans originated for sale (b)     24,081          15,136      59.1%
      Total earning assets             959,241         872,089      10.0%
      Total assets                   1,003,752         926,432       8.3%
      Interest-bearing deposits:
        NOW accounts                    92,491          75,194      23.0%
        Savings and money market
         accounts                      205,166         178,603      14.9%
        Time deposits                  280,345         291,825      (3.9%)
      Noninterest-bearing deposits     182,221         154,653      17.8%
      Total deposits                   760,223         700,275       8.6%
      Short-term borrowings (b)        137,021         126,933       7.9%
      Long-term borrowings              20,000          20,000       0.0%
      Total interest-bearing
       liabilities                     735,023         692,555       6.1%
      Stockholders' equity              82,502          74,335      11.0%

    YIELD ANALYSIS:
      Federal funds sold and
       interest-bearing deposits         0.95%           1.69%
      Investment securities and securities
       available-for-sale (FTE)          4.34%           4.86%
      Loans, net of unearned
       income (FTE)                      5.77%           6.62%
      Total yield on earning
       assets (FTE)                      5.45%           6.14%

      Interest-bearing deposits
        NOW accounts                     0.10%           0.24%
        Savings and money market
         accounts                        0.37%           1.30%
        Time deposits                    2.62%           3.53%
      Short-term borrowings              0.57%           1.46%
      Long-term borrowings               5.71%           5.34%
      Total cost of interest-bearing
       liabilities                       1.38%           2.27%


    (a)Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
    (c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

         Certain reclassifications of information previously reported have been made to conform with current presentation.



                                COLUMBIA BANCORP
                      Consolidated Statements of Condition
                             (Dollars in Thousands)

                                             Sept. 30,  Sept. 30,  Dec. 31,
                                               2003       2002       2002
                                                  (unaudited)     (audited)
    Assets
    Cash and due from banks                   $39,131    $55,365    $37,909
    Interest-bearing deposits with banks          204        212        214
    Federal funds sold                          5,527     59,823    101,248
    Investment securities                      85,233    136,569    112,545
    Securities available-for-sale              56,815     41,543     38,953
    Residential mortgage loans originated
     for sale                                  14,138     14,385     10,515

    Loan receivables:
        Commercial                            243,222    196,485    198,223
        Real estate development and
         construction                         249,828    193,795    187,063
        Real estate mortgage:
            Residential                        15,776     13,856     13,779
            Commercial                        129,472    111,510    122,458
        Retail, principally second
         mortgage loans
            and residential equity lines
             of credit                        158,993    149,173    143,359
        Other                                     258        449        388
    Total loans                               797,549    665,268    665,270
          Less: unearned income, net of
           origination costs                     (441)      (580)      (444)
                   allowance for credit
                    losses                    (10,559)    (8,840)    (8,839)
    Total loans, net                          786,549    655,848    655,987

    Other real estate owned                         -        443        178
    Property and equipment, net                 7,689      9,508      6,974
    Prepaid expenses and other assets          18,206     17,206     17,479

              Total assets                 $1,013,492   $990,902   $982,002

    Liabilities
    Deposits:
          Noninterest-bearing                $190,576   $169,726   $171,182
          Interest-bearing                    584,401    557,675    559,431
              Total deposits                  774,977    727,401    730,613
    Short-term borrowings                     129,211    163,406    147,903
    Long-term borrowings                       20,000     20,000     20,000
    Accrued expenses and other
     liabilities                                6,172      5,710      6,563
              Total liabilities               930,360    916,517    905,079

    Stockholders' equity
    Common stock, $.01 par value per
     share; authorized
        10,000,000 shares; outstanding
         7,142,349,
        7,099,835 and 7,109,607 shares,
         respectively                              71         71         71
    Additional paid-in capital                 47,732     47,390     47,439
    Retained earnings                          35,506     26,821     29,408
    Accumulated other comprehensive
     income (loss)                               (177)       103          5
              Total stockholders' equity       83,132     74,385     76,923

              Total liabilities and
               stockholders' equity        $1,013,492   $990,902   $982,002

    Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                        Consolidated Statements of Income
                   (Dollars in Thousands Except Per-Share Data)


                                         Nine Months Ended Three Months Ended
                                           September 30,      September 30,
                                          2003      2002     2003      2002
                                            (unaudited)        (unaudited)
    Interest income:
        Loans                            $33,121   $32,552  $11,534   $11,159
        Investment securities              4,869     6,586    1,461     2,149
        Federal funds sold and interest-
         bearing deposits with banks         262       140       56        93
              Total interest income       38,252    39,278   13,051    13,401
    Interest expense:
        Deposits                           6,790     9,724    2,069     3,224
        Borrowings                         1,439     2,265      490       737
              Total interest expense       8,229    11,989    2,559     3,961
              Net interest income         30,023    27,289   10,492     9,440
    Provision for credit losses            1,050       800        -        42
              Net interest income after
               provision
                for credit losses         28,973    26,489   10,492     9,398
    Noninterest income:
        Fees charged for deposit
         services                          2,988     2,617    1,056       886
        Gains on sales of mortgage
         loans, net of costs               2,633     1,208    1,168       410
        Net income (loss) on other real
         estate owned                         20        98      (21)       17
        Gain on sale of investment
         securities                           28         -       28         -
        Financial Services sales             456       210      208        89
        Other                                990       833      298       298
              Total noninterest income 7,115 4,966 2,737 1,700 Noninterest expense:
        Salaries and employee benefits    12,150    10,773    4,315     3,495
        Occupancy, net                     2,818     2,481      973       843
        Equipment                          1,444     1,398      500       439
        Data processing                    1,457     1,164      563       400
        Marketing                            839       690      272       202
        Cash management services             439       464      149       166
        Professional fees                    568       154      174       144
        Deposit insurance                    147       133       49        44
        Other                              2,521     2,659      854       983
              Total noninterest expense   22,383    19,916    7,849     6,716
              Income before income taxes  13,705    11,539    5,380     4,382
    Income tax provision                   4,934     4,145    1,937     1,643
              Net income                   8,771     7,394    3,443     2,739

    Per common share data:
        Net income:  Basic                 $1.23     $1.04    $0.48     $0.39
                     Diluted                1.19      1.02     0.47      0.38

        Cash dividends declared           $0.375     $0.33   $0.125     $0.11


    Certain reclassifications of information previously reported have been made to conform with current presentation.



                                COLUMBIA BANCORP
                            2003 Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                              3Q03        2Q03        1Q03

    SUMMARY OF OPERATING RESULTS:
        Tax-equivalent interest income       $13,169     $12,941     $12,493
        Interest expense                       2,559       2,757       2,912
            Tax-equivalent net interest
             income                           10,610      10,184       9,581
        Tax-equivalent adjustment                118         113         120
            Net interest income               10,492      10,071       9,461
        Provision for credit losses                -         745         305
        Noninterest income                     2,737       2,443       1,934
        Noninterest expense                    7,849       7,336       7,199
            Income before taxes                5,380       4,433       3,891
        Income tax provision                   1,937       1,596       1,400
        Net income                             3,443       2,837       2,491

    PER SHARE DATA:
        Net income:
            Basic                              $0.48       $0.40       $0.35
            Diluted                            $0.47       $0.39        0.34
        Average number of shares
         outstanding:
            Basic                          7,137,668   7,117,805   7,115,612
            Diluted                        7,387,088   7,346,462   7,290,541
        Book value, at period end             $11.65      $11.31      $11.02
        Tangible book value, at period
         end                                  $11.65      $11.31      $11.02
        Cash dividends declared                0.125       0.125       0.125

    PERIOD END DATA:
        Loans, net of unearned income       $797,108    $750,509    $696,322
        Investment securities and
         securities
           available-for-sale                142,048     140,552     145,714
        Assets                             1,013,492   1,060,141     993,570
        Noninterest-bearing deposits         190,576     197,490     182,421
        Interest-bearing deposits            584,401     586,507     565,106
            Total deposits                   774,977     783,997     747,527
        Customer funding sources (a)         902,188     953,987     890,197
        Stockholders' equity                  83,132      80,538      78,422

    PERFORMANCE RATIOS:
        Return on average assets               1.36%       1.18%       1.09%
        Return on average stockholders'
         equity                               16.56%      14.26%      12.92%
        Net interest margin (FTE)              4.39%       4.45%       4.40%
        Efficiency ratio (FTE) (c)            58.81%      58.10%      62.52%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                             9.31%       9.20%       9.62%
            Total                             10.49%      10.33%      10.73%
        Period-end tier 1 leverage ratio       8.30%       8.34%       8.49%

    ASSET QUALITY:
        Net recoveries (charge-offs)            $695         $21        $(45)
        Nonperforming assets:
            Nonaccrual loans                     974         720         806
            Restructured loans                     -         643           -
            Loans 90+ days past due and
             accruing                            127         112         164
            Other real estate owned                -           -           -
                Total nonperforming
                 assets and past due
                 loans                         1,101       1,475         970
        Allowance for credit losses to
         loans, net of unearned income, at
              period-end                       1.32%       1.31%       1.31%
        Nonperforming and past-due loans
         to total loans, net of unearned
             income, at period-end             0.14%       0.20%       0.14%
        Nonperforming assets and past-due
         loans to total assets, at period-
             end                               0.11%       0.14%       0.10%
        Annualized net recoveries
         (charge-offs) to average
              loans, net of unearned
               income                          0.36%       0.01%      (0.03%)


                                COLUMBIA BANCORP
                            2003 Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for deposit
             services                         $1,056        $994        $938
            Gains on sales of mortgage
             loans, net of costs               1,168         834         630
            Net income (loss) on other
             real estate owned                   (21)         30          11
            Gain on sale of investment
             securities                           28           -           -
            Financial Services sales             208         125         123
            Other noninterest income             298         460         232
                  Total noninterest
                   income                      2,737       2,443       1,934

        Noninterest expenses:
            Salaries and employee
             benefits                          4,315       3,865       3,970
            Occupancy, net                       973         920         924
            Equipment                            500         495         448
            Data processing                      563         484         410
            Marketing                            272         335         232
            Other noninterest expenses         1,226       1,237       1,215
                  Total noninterest
                   expenses                    7,849       7,336       7,199

    AVERAGE BALANCES:
        Federal funds sold and interest
         bearing deposits                    $23,355     $25,995     $43,101
        Investment securities and
         securities
            available-for-sale               139,201     151,508     151,552
        Loans, net of unearned income        796,685     721,274     688,230
        Total earning assets                 959,241     918,722     882,883
        Total assets                       1,003,752     965,980     926,466
        Interest-bearing deposits:
            NOW accounts                      92,491      93,717      84,388
            Savings and money market
             accounts                        205,166     198,470     186,126
            Time deposits                    280,345     280,242     282,201
        Noninterest-bearing deposits         182,221     168,554     160,133
        Total deposits                       760,223     740,983     712,848
        Short-term borrowings (b)            137,021     115,939     106,739
        Long-term borrowings                  20,000      20,000      20,000
        Total interest-bearing
         liabilities                         735,023     708,368     679,454
        Stockholders' equity                  82,502      79,775      78,182

    YIELD ANALYSIS:
        Federal funds sold and interest
         bearing deposits                      0.95%       1.18%       1.20%
        Investment securities and
         securities
            available-for-sale                 4.34%       4.59%       4.69%
        Loans, net of unearned income
         (FTE)                                 5.77%       6.02%       6.25%
        Total yield on earning assets
         (FTE)                                 5.45%       5.65%       5.74%

        Interest-bearing deposits
            NOW accounts                       0.10%       0.10%       0.19%
            Savings and money market
             accounts                          0.37%       0.64%       0.82%
            Time deposits                      2.62%       2.78%       2.90%
        Short-term borrowings                  0.57%       0.69%       0.81%
        Long-term borrowings                   5.71%       5.50%       5.34%
        Total cost of interest-bearing
         liabilities                           1.38%       1.56%       1.74%


    (a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
    (c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

          Certain reclassifications of information previously reported have been made to conform with current presentation.



                                 COLUMBIA BANCORP
                            2002 Quarterly Highlights
                  (Dollars in Thousands, Except Per Share Data)

                                       4Q02       3Q02       2Q02       1Q02

    SUMMARY OF OPERATING RESULTS:
        Tax-equivalent interest
         income                      $13,364    $13,490    $13,293    $12,720
        Interest expense               3,490      3,961      3,967      4,061
            Tax-equivalent net
             interest income           9,874      9,529      9,326      8,659
        Tax-equivalent adjustment         76         89         73         63
            Net interest income        9,798      9,440      9,253      8,596
        Provision for credit
         losses                           35         42        681         77
        Noninterest income             2,979      1,700      1,640      1,626
        Noninterest expense            7,250      6,716      6,591      6,609
            Income before taxes        5,492      4,382      3,621      3,536
        Income tax provision           2,015      1,643      1,304      1,198
        Net income                     3,477      2,739      2,317      2,338

    PER SHARE DATA:
        Net income:
            Basic                      $0.49      $0.39      $0.33      $0.33
            Diluted                     0.48       0.38       0.32       0.32
        Average number of shares
         outstanding:
            Basic                  7,102,582  7,099,666  7,097,964  7,106,850
            Diluted                7,284,434  7,271,809  7,274,443  7,229,773
        Book value, at period end     $10.82     $10.48     $10.19      $9.95
        Tangible book value, at
         period end                    10.82      10.48      10.19       9.95
        Cash dividends declared        0.125       0.11       0.11       0.11

    PERIOD END DATA:
        Loans, net of unearned
         income                     $664,826   $664,688   $666,504   $616,528
        Investment securities and
         securities
           available-for-sale        151,498    178,112    178,040    181,195
        Assets                       982,002    990,902    926,166    864,276
        Noninterest-bearing
         deposits                    171,182    169,726    168,737    150,975
        Interest-bearing deposits    559,431    557,675    532,159    501,508
            Total deposits           730,613    727,401    700,896    652,483
        Customer funding sources
         (a)                         878,516    890,807    826,823    759,379
        Stockholders' equity          76,923     74,385     72,345     70,606

    PERFORMANCE RATIOS:
        Return on average assets       1.45%      1.17%      1.06%      1.13%
        Return on average
         stockholders' equity         18.39%     14.62%     12.95%     13.48%
        Net interest margin (FTE)      4.36%      4.34%      4.53%      4.43%
        Efficiency ratio (FTE) (c)    56.41%     59.81%     60.10%     64.26%

    CAPITAL RATIOS:
        Period-end capital to
         risk-weighted assets:
            Tier 1                     9.95%      9.50%      9.43%      9.93%
            Total                     11.10%     10.63%     10.59%     11.08%
        Period-end tier 1 leverage
         ratio                         8.48%      8.00%      8.24%      8.41%

    ASSET QUALITY:
        Net (charge-offs)
         recoveries                     $(36)      $(61)      $(43)      $119
        Nonperforming assets:
            Nonaccrual loans             563        710      1,126      1,501
            Loans 90+ days past
             due and accruing            168        219        242        323
            Other real estate
             owned                       178        443        619      1,182
                Total
                 nonperforming
                 assets and past
                 due loans               909      1,372      1,987      3,006
        Allowance for credit
         losses to loans, net
             of unearned income,
              at period-end            1.33%      1.33%      1.33%      1.33%
        Nonperforming and past-due
         loans to total
            loans, net of unearned
             income, at period-end     0.11%      0.14%      0.21%      0.30%
        Nonperforming assets and
         past-due loans
            to total assets, at
             period-end                0.09%      0.14%      0.21%      0.35%
        Annualized net (charge-
         offs) recoveries to
         average
              loans, net of
               unearned income        (0.02%)    (0.04%)    (0.03%)     0.08%


                                 COLUMBIA BANCORP
                            2002 Quarterly Highlights
                  (Dollars in Thousands, Except Per Share Data)

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for
             deposit services           $953       $886       $870       $861
            Gains on sales of
             mortgage loans, net
             of costs                    890        410        336        462
            Gains (losses) on
             sales of other
             assets, net                 708         53          -         (4)
            Net income on other
             real estate owned            12         17         94        (13)
            Financial Services
             sales                        90         89         82         39
            Other noninterest
             income                      326        245        258        281
                  Total
                   noninterest
                   income              2,979      1,700      1,640      1,626
        Noninterest expenses:
            Salaries and employee
             benefits                  4,011      3,495      3,726      3,552
            Occupancy, net               858        844        812        826
            Equipment                    454        439        488        471
            Data processing              493        399        385        379
            Marketing                    197        202        273        215
            Other noninterest
             expenses                  1,237      1,337        907      1,166
                  Total
                   noninterest
                   expenses            7,250      6,716      6,591      6,609

    AVERAGE BALANCES:
        Federal funds sold and
         interest bearing deposits   $51,423    $21,830     $6,046     $5,258
        Investment securities and
         securities
            available-for-sale       169,630    176,965    178,178    171,778
        Loans, net of unearned
         income                      688,092    673,294    641,943    615,691
        Total earning assets         909,145    872,089    826,167    792,727
        Total assets                 964,230    926,432    877,436    842,674
        Interest-bearing deposits:
            NOW accounts              84,025     75,194     71,863     68,818
            Savings and money
             market accounts         186,087    178,603    167,238    163,272
            Time deposits            290,054    291,825    275,511    257,076
        Noninterest-bearing
         deposits                    160,191    154,653    146,355    136,671
        Total deposits               720,357    700,275    660,967    625,837
        Short-term borrowings (b)    136,391    126,933    120,366    121,310
        Long-term borrowings          20,000     20,000     20,000     20,000
        Total interest-bearing
         liabilities                 716,557    692,555    654,978    630,476
        Stockholders' equity          75,826     74,335     71,786     70,315

    YIELD ANALYSIS:
        Federal funds sold and
         interest bearing deposits 1.33% 1.69% 1.79% 1.70% Investment securities and securities
            available-for-sale         4.77%      4.86%      5.10%      5.21%
        Loans, net of unearned
         income (FTE)                  6.43%      6.62%      6.87%      6.91%
        Total yield on earning
         assets (FTE)                  5.83%      6.14%      6.45%      6.51%

        Interest-bearing deposits
            NOW accounts               0.21%      0.24%      0.24%      0.24%
            Savings and money
             market accounts           1.02%      1.30%      1.38%      1.36%
            Time deposits              3.15%      3.53%      3.76%      4.27%
        Short-term borrowings          1.15%      1.46%      1.67%      1.66%
        Long-term borrowings           5.34%      5.34%      5.33%      5.35%
        Total cost of interest-
         bearing liabilities           1.93%      2.27%      2.43%      2.61%


    (a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
    (c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

           Certain reclassifications of information previously reported have been made to conform with current presentation.



SOURCE  Columbia Bancorp
    -0-                             10/16/2003
    /CONTACT: John A. Scaldara, Jr., CFO, Columbia Bancorp, +1-410-423-8012/ /Company News On-Call: http://www.prnewswire.com/comp/127921.html/
    /Web site:  http://www.columbank.com /
    (CBMD)

CO:  Columbia Bancorp
ST:  Maryland
IN:  FIN
SU:  ERN